COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 10 OF THE 1998 PLAN RESTATEMENT


        Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1998, and as further amended by Amendment Nos. 1through 9, as permitted under Section 14.1 of the Plan, as follows:

        1.     Section  3.2,  entitled  "Matching  Contributions",   is  amended
effective July 1, 2003 by changing Section 3.2(b) to read as follows:

        (B) AMOUNT OF CONTRIBUTION. THE MATCHING CONTRIBUTION REQUIRED TO BE MADE ON BEHALF OF AN EMPLOYEE UNDER SECTION (A) SHALL BE AN AMOUNT EQUAL TO 25 PERCENT OF THE SALARY REDUCTION CONTRIBUTIONS MADE ON BEHALF OF THE EMPLOYEE DURING THE PLAN YEAR PROVIDED, HOWEVER, THAT MATCHING CONTRIBUTIONS SHALL NOT EXCEED 1.5 PERCENT OF THE EMPLOYEE'S BASE PAY FOR THE PLAN YEAR.

        2.     Section  3.2,   entitled  "Matching  Contributions",  is  amended
effective April 1, 2004 by changing Section 3.2(f) to read as follows:

        (F) SUSPENSION OF MATCHING CONTRIBUTIONS. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 3.2, NO MATCHING CONTRIBUTIONS SHALL BE MADE ON ACCOUNT OF SALARY REDUCTION CONTRIBUTIONS THAT ARE MADE WITH RESPECT TO PAYROLL PERIODS BEGINNING ON OR AFTER MAY 1, 2003 AND BEFORE JULY 1, 2004. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 3.2, BASE PAY EARNED BY A PARTICIPANT ON AND AFTER MAY 1, 2003 AND BEFORE JULY 1, 2004 SHALL NOT BE TAKEN INTO ACCOUNT IN DETERMINING THE MAXIMUM AMOUNT OF MATCHING CONTRIBUTIONS MADE ON BEHALF OF THE PARTICIPANT DURING ANY PLAN YEAR.

        IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 12th day of July, 2004.


                                       COLUMBUS McKINNON CORPORATION

                                       By: /S/ ROBERT MYERS
                                           -------------------------------------

                                       Title: VICE PRESIDENT - HUMAN RESOURCES
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